                                                                    EXHIBIT 10.5


                                                                  EXECUTION COPY


                           AMENDMENT AND WAIVER NO. 1
                  TO THE AMENDED AND RESTATED CREDIT AGREEMENT


                                                   Dated as of November 15, 1999

          AMENDMENT AND WAIVER NO. 1 TO THE AMENDED AND RESTATED CREDIT AGREEMENT (this "Amendment") among Classic Cable, Inc., a Delaware corporation (the "Borrower"), the banks, financial institutions and other institutional lenders parties to the Credit Agreement referred to below (collectively, the "Lenders") and Union Bank of California, N.A., as agent (the "Agent") for the Lenders.

          PRELIMINARY STATEMENTS:

          (1) The Borrower, the Lenders, the Agent, Goldman Sachs Credit Partners L.P., as Lead Arranger and Syndication Agent, and The Chase Manhattan Bank, as Documentation Agent, have entered into an Amended and Restated Credit Agreement dated as of July 28, 1999 (the "Credit Agreement"). Capitalized terms not otherwise defined in this Amendment have the same meanings as specified in the Credit Agreement.

          (2) The Borrower has proposed to enter into an agreement with Star Cable Associates Inc. ("Star Cable") to purchase all of the cable systems currently owned by Star Cable for approximately $130,000,000 in cash and stock (the "Star Acquisition"). The Borrower has requested that the Majority Lenders waive Section 6.7(h)(i) of the Credit Agreement to the extent that the consideration for the proposed acquisition exceeds the amount permitted by such Section.

          (3) The Borrower has further requested that the Majority Lenders agree to extend the period of 90 days after the Closing Date for the delivery of a pledged account letter as provided in Section 6(a) of the Security Agreement for an additional 90 days.

          (4) The Majority Lenders are, on the terms and conditions stated below, willing to grant the request of the Borrower and to amend the limitation on Capital Expenditures set forth in Section 6.1(f) of the Credit Agreement as hereinafter set forth.

          SECTION 1. Waivers. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in Section 3, the Majority Lenders hereby agree (a) to consent to the proposed Star Acquisition and to waive the limitation set forth in Sections 2.7(c)(i)(B) and 6.7(h)(i)(1) of the Credit Agreement solely to the extent required to permit the Borrower to consummate the Star Acquisition, (b) to waive the limitation set forth in clause
(iv) of the proviso to the definition of "Equity Offering" set forth in Section
1.1 of the Credit Agreement solely to permit the Borrower to apply the proceeds of any issuance or sale of stock in the Borrower or capital contribution to the Borrower made after the date hereof to the


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purchase price of the Star Acquisition without regard to the requirement that such proceeds be applied to a Permitted Acquisition within 10 Business Days of receipt and (c) to consent to extend the period set forth in Section 6(a) of the Security Agreement for an additional 90 days.

          SECTION 2. Amendment to the Credit Agreement. Effective as of the date hereof and subject to the satisfaction of the conditions precedent set forth in
Section 3, the Majority Lenders hereby agree to amend the Credit Agreement as follows:

     (a) Section 2.21(a) is amended (i) by deleting the figure "$25,000,000" and substituting therefor the figure "$10,000,000" and (ii) by restating clause (i) of the proviso thereof in full to read "(i) in no event shall the Aggregate Term C Commitment be more than (x) $100,000,000 at any time prior to the consummation after November 15, 1999 of an Equity Offering the Net Proceeds of which exceed $140,000,000 or (y) $200,000,000 at any time thereafter".

     (b) Section 6.1(f) is amended in full to read as follows:

          (f) Maximum Capital Expenditures. Permit Capital Expenditures of the Borrower and its Subsidiaries to be more than the following levels during the periods indicated:

Period                                                               Maximum Amount
------                                                               --------------
Closing Date to December 31, 1999                                    $25,000,000
Fiscal Year Ending December 31, 2000                                 $50,000,000
Fiscal Year Ending December 31, 2001                                 $70,000,000
Fiscal Year Ending December 31, 2002                                 $55,000,000
Each Fiscal Year thereafter                                          $25,000,000

          Notwithstanding the foregoing, in the event the Borrower and its Subsidiaries do not, in any fiscal year, exhaust such amount with respect to such fiscal year, such excess amount may be used to make, or commit to make, Capital Expenditures in the immediately following fiscal year, but not thereafter.

          SECTION 3. Conditions of Effectiveness. (a) Section 1 and 2(a) of this Amendment shall become effective as of the date first above written when, and only when, (i) the Agent shall have received counterparts of this Amendment executed by the Borrower and the Majority Lenders or, as to any of the Lenders, advice satisfactory to the Agent that such Lender has executed this Amendment and the consent attached hereto executed by each Guarantor and (ii) the Borrower shall have paid all accrued fees and expenses of the Facility Agents (including reasonable fees and expenses of counsel to the Lead Arranger), and (b) Section 2(b) of this Amendment shall become effective on and as of the date upon which the Agent shall have received written notice from the Borrower of the consummation of the Star Acquisition. This Amendment is subject to the provisions of Section 9.1 of the Credit Agreement.


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          SECTION 4. Representations and Warranties of the Borrower. The
Borrower represents and warrants as follows:

     4.1 Organization and Good Standing. The Borrower and each Subsidiary (a) is duly organized, validly existing and in good standing under the laws of its jurisdiction of organization, (b) has all requisite power and authority (corporate, partnership, limited liability company and otherwise) to own its properties and to conduct its business as now conducted and as currently proposed to be conducted and (c) is duly qualified to conduct business as a foreign organization and is currently in good standing in each state and jurisdiction in which it conducts business.

     4.2 Power and Authority. The Borrower and each Subsidiary has all requisite power and authority under applicable law and under its Organic Documents to (i) in the case of the Borrower, borrow hereunder and to consummate the Star Acquisition in accordance with the terms of the acquisition agreement related thereto and (ii) to execute, deliver and perform its respective obligations under the Loan Documents to which it is a party. All actions, waivers and consents (corporate, regulatory and otherwise) necessary or appropriate for the Borrower and each Subsidiary to execute, deliver and perform this Amendment, the Consent and the Loan Documents to which it is a party and, except for regulatory approvals and franchisee consents yet to be obtained (all of which the Borrower anticipates will be obtainable in the ordinary course), for the Borrower to consummate the Star Acquisition in accordance with the terms of the acquisition agreement related thereto, and have been taken and/or received.

     4.3 Validity and Legal Effect. This Amendment and the Credit Agreement, as modified hereby, constitutes, and the other Loan Documents, as amended hereby, to which the Borrower or any Subsidiary is a party constitute (or will constitute when executed and delivered), the legal, valid and binding obligations of the Borrower or such Subsidiary, as applicable, enforceable against it in accordance with the terms thereof, except as such enforceability may be limited by (a) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors' rights and (b) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

     4.4 No Violation of Laws or Agreements. The execution, delivery and performance of this Amendment and the Loan Documents and the consummation of the Star Acquisition in accordance with the terms of the acquisition agreement related thereto (a) will not violate or contravene any Requirement of Law, (b) will not result in any material breach or violation of, or constitute a material default under, any agreement or instrument by which the Borrower or any Subsidiary, or any of its property, may be bound, and (c) will not result in or require the creation of any Lien (other than those permitted by Section 6.3 of the Credit Agreement) upon or with respect to any property of the Borrower or any Subsidiary, whether such property is now owned or hereafter acquired.

     4.5 Litigation and Legal Proceedings. Except as disclosed on Schedule 3.10 to the Credit Agreement, there is no litigation, claim, investigation, administrative proceeding, labor controversy or similar action that is pending or, to the knowledge of the Borrower, threatened (i) with respect to this Amendment or any Loan Document or the transactions contemplated


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thereby, (ii) with respect to the Star Acquisition or the transactions contemplated by the acquisition agreement related thereto or (iii) against the Borrower, any Subsidiary or any Property that (in the case of this clause
(iii)), if adversely resolved, could (either individually or in the aggregate) have a Material Adverse Effect.

          SECTION 5. Reference to and Effect on the Loan Documents. (a) On and after the effectiveness of this Amendment, each reference in the Credit Agreement or the Security Agreement to "this Agreement", "hereunder", "hereof" or words of like import referring to the Credit Agreement or the Security Agreement, as the case may be, and each reference in the Notes and each of the other Loan Documents to "the Credit Agreement", the "Security Agreement", "thereunder", "thereof" or words of like import referring to the Credit Agreement or the Security Agreement, as the case may be, shall mean and be a reference to the Credit Agreement or the Security Agreement, as modified by this Amendment.

          (b) The Credit Agreement, the Security Agreement, the Notes and each of the other Loan Documents, as specifically amended by this Amendment, are and shall continue to be in full force and effect and are hereby in all respects ratified and confirmed. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case as amended by this Amendment.

          (c) The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of any Lender or the Agent under any of the Loan Documents, nor constitute a waiver of any provision of any of the Loan Documents.

          SECTION 6. Costs and Expenses. The Borrower agrees to pay on demand all costs and expenses of the Agent in connection with the preparation, execution, delivery and administration, modification and amendment of this Amendment and the other instruments and documents to be delivered hereunder (including, without limitation, the reasonable fees and expenses of counsel for the Agent) in accordance with the terms of Section 9.5 of the Credit Agreement.

          SECTION 7. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute but one and the same agreement. Delivery of an executed counterpart of a signature page to this Amendment by telecopier shall be effective as delivery of a manually executed counterpart of this Amendment.


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          SECTION 8. Governing Law. This Amendment shall be governed by, and construed in accordance with, the laws of the State of New York.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first above written.

                                      CLASSIC CABLE, INC.


                                      By /s/ Steven E. Seach
                                         ---------------------------------------
                                      Title:



AGREED:



UNION BANK OF CALIFORNIA, N.A.,
as Agent and as Lender


By [/s/ An authorized signatory of Union Bank of California, N.A.]
   ----------------------------------------------------------------
Title:   Assistant Vice President




GOLDMAN SACHS CAPITAL PARTNERS L.P.


By  /s/ Stephen B. King
   -------------------------------
Title:




THE CHASE MANHATTAN BANK


By [/s/ An authorized signatory of The Chase Manhattan Bank]
  ----------------------------------------------------------------
Title:


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AGREED:



PARIBAS



By  /s/  Lynne Randall
   ----------------------------
Title:  Managing Director




By  /s/  Sean Faherty
   ----------------------------
Title:  Vice President

AGREED:






NITEXIS BANQUE BFCE



By      /s/ Evan S. Kraus
   ---------------------------------
Title:  Assistant Vice President



By      /s/  Cynthia E. Sachs
   ---------------------------------
Title:  Vice President Group Manager

AGREED:





SUNTRUST BANK, CENTRAL FLORIDA, N.A.



By      [/s/ An authorized signatory of Suntrust Bank, Central Florida, N.A.]
  ---------------------------------------------------------------------------
Title:  Vice President

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AGREED:


PNC BANK, NATIONAL ASSOCIATION



By       /s/  Jeffrey E. Hauser
   -----------------------------------
Title:  Vice President

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AGREED:





MERCANTILE BANK NATIONAL ASSOCIATION


By        /s/  Teresa A. Lekich
   ------------------------------------
Title:  Vice President

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AGREED:



THE CIT GROUP/EQUIPMENT FINANCING, INC.


By         /s/  Daniel E. A. Nichols
  ----------------------------------------
Title:   Assistant Vice President

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AGREED:



U.S. BANK NATIONAL ASSOCIATION


By       [/s/ An authorized signatory of U.S. Bank National Association]
  ----------------------------------------------------------------------
Title:  Senior Vice President

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AGREED:



HELLER FINANCIAL, INC.


By     /s/  Linda W. Wolf
   ----------------------------
Title:  Senior Vice President



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AGREED:



MORGAN STANLEY/DEAN WITTER PRIME INCOME TRUST



By       /s/  Sheila A. Finnerty
   -----------------------------------
Title:  Vice President


                                       14
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AGREED:



FIRST UNION NATIONAL BANK


By       [/s/ An authorized signatory of First Union National Bank]
  -----------------------------------------------------------------
Title:  Vice President


                                       15
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AGREED:



HIGHLAND LEGACY LTD.
By HIGHLAND CAPITAL MANAGEMENT, L.P.,
as Collateral Manager



By       /s/  Mark K. Okada
   ----------------------------
Title:  Executive Vice President


                                       16
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AGREED:



SEQUILS - ING (HBDGM), LTD.


By:      ING Capital Advisors LLC,
         Collateral Manager and
           Authorized Signatory


By        /s/  Michael J. Campbell
  --------------------------------
Title:  Senior Vice President &
         Portfolio Manager


                                       17
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AGREED:



KZH III LLC



By       /s/  Peter Chin
   ----------------------------
Title:  Authorized Agent


                                       18
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AGREED:



KZH ING - 1 LLC


By      /s/  Peter Chin
   ----------------------------
Title:  Authorized Agent


                                       19
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AGREED:



KZH INC-3 LLC


By      /s/  Peter Chin
   ----------------------------
Title:  Authorized Agent


                                       20
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AGREED:



DEBT STRATEGIES FUND, INC.               SENIOR HIGH INCOME PORTFOLIO, INC.


By        /s/  Joseph P. Matteo          By   /s/  Joseph P. Matteo
  --------------------------------         -------------------------------------
Title:  Authorized Signatory             Title:  Authorized Signatory



DEBT STRATEGIES FUND II, INC.            MERRILL LYNCH SENIOR FLOATING
                                         RATE FUND II, INC.


By     /s/  Joseph P. Matteo             By       /s/  Joseph P. Matteo
  --------------------------------          ------------------------------------
Title:   Authorized Signatory            Title:  Authorized Signatory


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AGREED:



ELC (Cayman) Ltd. 1999-II


By        /s/ Arlene D. Nix
   ----------------------------
Title:  Assistant Vice President


                                       22
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AGREED:



STANFIELD CLO LTD.

By:      Stanfield Capital Partners LLC,
         as its Collateral Agent


By       /s/ Gregory L. Smith
   ----------------------------
Title:  Partner

                                     CONSENT

                                                   Dated as of November 15, 1999

     The undersigned, each a Guarantor under the Amended and Restated Guarantee dated as of July 29, 1999 (the "Guarantee") in favor of the Agent, for its benefit and the benefit of the Lenders parties to the Credit Agreement referred to in the foregoing Amendment and the Hedge Banks (as defined in the Guarantee), hereby consent to such Amendment and hereby confirm and agree that (a) notwithstanding the effectiveness of such Amendment, the Guarantee is, and shall continue to be, in full force and effect and is hereby ratified and confirmed in all respects, except that, on and after the effectiveness of such Amendment, each reference in the Guarantee to the "Credit Agreement", the "Security Agreement", "thereunder", "thereof" or words of like import shall mean and be a reference to the Credit Agreement and the Security Agreement, each as modified by such Amendment, and (b) the Collateral Documents to which each such Guarantor is a party and all of the Collateral described therein do, and shall continue to, secure the payment of all of the Secured Obligations (in each case, as defined therein).


                             CLASSIC CABLE HOLDING, INC.


                             By /s/ Steven E. Seach
                                ------------------------------------------------
                             Title: President and Chief Financial Officer


                             PONCA HOLDINGS, INC.


                             By /s/ Steven E. Seach
                                ------------------------------------------------
                             Title: President and Chief Financial Officer


                             CLASSIC TELEPHONE, INC.


                             By /s/ Steven E. Seach
                                ------------------------------------------------
                             Title: President and Chief Financial Officer

                             UNIVERSAL CABLE HOLDINGS, INC.


                             By /s/ Steven E. Seach
                                ------------------------------------------------
                             Title: President and Chief Financial Officer


                             UNIVERSAL CABLE COMMUNICATIONS INC.


                             By /s/ Steven E. Seach
                                ------------------------------------------------
                             Title: President and Chief Financial Officer


                             UNIVERSAL CABLE OF BEAVER, OKLAHOMA, INC.


                             By /s/ Steven E. Seach
                                ------------------------------------------------
                             Title: President and Chief Financial Officer


                             UNIVERSAL CABLE MIDWEST, INC.


                             By /s/ Steven E. Seach
                                ------------------------------------------------
                             Title: President and Chief Financial Officer


                             WT ACQUISITION CORPORATION


                             By /s/ Steven E. Seach
                                ------------------------------------------------
                             Title: President and Chief Financial Officer


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


                             W.K. COMMUNICATIONS, INC.


                             By /s/ Steven E. Seach
                                ------------------------------------------------
                             Title: President and Chief Financial Officer


                             TELEVISION ENTERPRISES, INC.


                             By /s/ Steven E. Seach
                                ------------------------------------------------
                             Title: President and Chief Financial Officer


                             BLACK CREEK MANAGEMENT, L.L.C.

                             By: Classic Cable, Inc.,
                                 its sole member


                                 By         /s/  Steven E. Seach
                                    --------------------------------------------
                                 Title: President and Chief Financial Officer


                             BLACK CREEK COMMUNICATIONS, L.P.

                             By: Black Creek Management, L.L.C.,
                                 its General Partner

                             By: Classic Cable, Inc.,
                                 its sole member


                                 By         /s/  Steven E. Seach
                                    --------------------------------------------
                                 Title: President and Chief Financial Officer



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



                             CLASSIC NETWORK TRANSMISSION, L.L.C.


                             By /s/ Steven E. Seach
                                ------------------------------------------------
                             Title: Manager


                             By /s/ Steven E. Seach
                                ------------------------------------------------
                             Title: Manager


                             FRIENDSHIP CABLE OF ARKANSAS, INC.


                             By /s/ Steven E. Seach
                                ------------------------------------------------
                             Title: President and Chief Financial Officer


                             FRIENDSHIP CABLE OF TEXAS, INC.


                             By /s/ Steven E. Seach
                                ------------------------------------------------
                            Title: President and Chief Financial Officer


                             CORRECTIONAL CABLE TV, INC.


                             By /s/ Steven E. Seach
                                ------------------------------------------------
                             Title: President and Chief Financial Officer


                             BUFORD TELEVISION INC. OF FORT SMITH


                             By /s/ Steven E. Seach
                                ------------------------------------------------
                             Title: President and Chief Financial Officer

                             BUFORD GROUP, INC.


                             By /s/ Steven E. Seach
                                ------------------------------------------------
                             Title: President and Chief Financial Officer


                             BUFORD TELEVISION, INC.


                             By /s/ Steven E. Seach
                                ------------------------------------------------
                             Title: President and Chief Financial Officer


                             CALLCOM 24, INC.


                             By /s/ Steven E. Seach
                                ------------------------------------------------
                             Title: President and Chief Financial Officer


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